TherapeuticsMD, Inc. 8-K

Exhibit 10.3

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

THERAPEUTICSMD, INC.

COMMON STOCK PURCHASE WARRANT

Warrant No.: _____
Date of Issuance: February 24, 2012

THERAPEUTICSMD, INC., a Nevada corporartion, (the “Company”), for value received, hereby grants to ___________, or registered permitted assigns (the “Holder”) the right to purchase from the Company _________________ (______) shares of the Company’s Common Stock, $0.001 par value per share (the “Shares”) at an exercise price of $0.38 per share (the “Purchase Price”), all as subject to adjustment and upon the terms and conditions hereinafter provided. To the extent not exercised, the Holder’s rights under this Warrant shall become void at 5:00 p.m. on the Expiration Date. This Warrant (the “Warrant”) was issued in conjunction with the purchase by the the Holder of a secured promissory note and pursuant to the terms of a Note Purchase Agrement of even date herewith.

This Warrant is subject to the following provisions:

    1. Exercise of Warrant.

(a) This Warrant may be exercised by the Holder in whole or in part at any time and from time to time during the Exercise Period (as hereinafter defined) by the surrender of this Warrant, together with (i) the completed Exercise Agreement substantially in the form set forth in Exhibit I, executed by the Holder and accompanied by payment in full in cash or by a check payable to the Company in an amount equal to the product of the Purchase Price multiplied by the number of Shares being purchased upon such exercise.

(b) The Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser immediately prior to the close of business on the date of its surrender for exercise, and the Purchaser shall be deemed for all purposes to have become the record holder of such Shares at such time.

   2. Adjustments.

(a) Splits and Dividends. If the outstanding Company Shares are subdivided into a greater number of Shares or a dividend in Company Shares is paid in respect of Company Shares, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding Company Shares are combined into a smaller number of Shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(b) Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of the Company or any Reorganization on or after the date hereof, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or Reorganization shall be entitled to receive, in lieu of the Shares or other securities and property receivable upon the exercise hereof prior to such consummation, the Shares or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 2.

(c) Adjustment Certificate. When any adjustment is required to be made in the type or number of Shares or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of Shares or other securities or property into which this Warrant shall be exercisable after such adjustment.

    3. Transfers.

(a) Unregistered Security. The Holder acknowledges that this Warrant and the Shares of the Company issuable upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Shares issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Shares and registration or qualification of this Warrant or such Shares under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

(b) Transferability. This Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit A hereto) at the principal office of the Company.

    4. No Impairment. The Company will not, by amendment of the Company’s Articles of Incorporation, or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. The foregoing shall not, in any circumstances, prevent the Holder from taking any action permitted by this Warrant.

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    5. Term and Termination. The right to exercise this Warrant and the right to purchase securities upon exercise hereof shall commence on the date hereof and shall terminate on the 5th anniversary of the date of issuance (the “Expiration Date” and the period commencing on the Date of Issuance and ending on the Expiration Date, the “Exercise Period”).

    6. Reservation of Shares. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such Shares as from time to time shall be issuable upon the exercise of this Warrant.

    7. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

    8. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing.

    9. No Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one Share (or other security issuable upon exercise hereof) on the date of exercise, as determined in good faith by the Board of Directors of the Company.

    10. Amendment or Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated without the prior written consent of (a) the Company and (b) the Holder.

    11. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

    12. Governing Law; Venue. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law. Each of the parties hereto hereby consents to the exclusive jurisdiction of: (i) any state courts of the state of Florida and (ii) any federal court located in the state of Florida, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of, or in connection with, this agreement or any of the transactions contemplated hereby. Each party hereby expressly waives any and all rights to bring any suit, action or other proceeding in or before any court or tribunal other than those located in the state of Florida. In addition, each of the parties consent to the service of process by personal service or any manner in which notices may be delivered hereunder in accordance with this agreement.

{Signature page follows.}

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    In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of the first date written above.

THERAPEUTICSMD, INC.

By:
Robert Finizio
Chief Executive Officer

EXHIBIT I
EXERCISE AGREEMENT

To: TherapeuticsMD, Inc.

    The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. ), hereby agrees to purchase ________of the Shares covered by such Warrant and herewith makes payment in full therefore at the price per share provided by such Warrant.

    In connection with the purchase of the above-listed securities, the undersigned Holder hereby represents to TherapeuticsMD, Inc. (the “Company”) as follows:

    (a) The securities to be received upon the exercise of the Warrant (the “Securities”) will be acquired by the Holder for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) of any part thereof, and the undersigned Holder has no present intention of selling, granting participation in or otherwise distributing the same, other than to its affiliates, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any securities issuable upon exercise of the Warrant.

    (b) The undersigned Holder understands that the securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

    (c) The undersigned Holder acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned Holder represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company

    (d) The undersigned Holder acknowledges that the securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

Signature:

_______________________________________
_______________________________________	___________________________________
(Date)	(Print Name of Warrant Holder)

By:________________________________
Title:_______________________________

EXHIBIT II
ASSIGNMENT

    FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. _________) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares	Tax I.D. No.

Dated: ______________	Signature: ___________________________
Note: The above signature should correspond exactly with the name on the face of the attached Warrant